UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2026
TPG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITN	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITP	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On August 10, 2026, TPG Mortgage Investment Trust, Inc., a Maryland corporation (“MITT”), announced it entered into an Agreement and Plan of Merger, dated as of August 9, 2026 (the “Merger Agreement”), with Cherry Hill Mortgage Investment Corporation, a Maryland corporation (“CHMI”), Cherry Hill Operating Partnership, LP ("CHOP"), a Delaware limited partnership, MIT Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of MITT (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement, AG REIT Management, LLC, a Delaware limited liability company (“MITT Manager”). Pursuant to, and subject to the terms and conditions set forth in, the Merger Agreement, CHMI will merge with and into Merger Sub, with Merger Sub surviving (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of CHMI common stock will be converted into the right to receive the following (the “Per Share Merger Consideration”): (1)(a) 0.3063 shares of MITT common stock pursuant to a fixed exchange ratio and (b) $0.41 per share in cash, without interest, from MITT; and (2) $0.52 per share in cash from MITT Manager (acting solely on its own behalf), as additional consideration. In addition, each share of CHMI 8.20% Series A Cumulative Redeemable Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one newly issued share of MITT 8.20% Series D Cumulative Redeemable Preferred Stock (“MITT Series D Preferred Stock”). Also, each share of CHMI 8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock outstanding immediately prior to the Effective Time shall automatically be converted into the right to receive one newly issued share of MITT Series E Floating Rate Cumulative Redeemable Preferred Stock (“MITT Series E Preferred Stock”). The MITT Series D Preferred Stock and MITT Series E Preferred Stock shall have the rights, preferences, privileges and voting powers substantially the same as those of the CHMI Series A Preferred Stock and CHMI Series B Preferred Stock, respectively.

In connection with the transactions contemplated by the Merger Agreement, each outstanding CHMI restricted stock award, restricted stock unit award and performance stock unit award (each, a “CHMI Equity Award”) will vest in full immediately prior to the Effective Time and settle in shares of CHMI common stock. Each outstanding CHOP LTIP unit (vested and unvested) will be converted to shares of CHMI common stock.

The obligation of each party to consummate the Merger is subject to a number of conditions, including, among others, (a) the approval of the Merger and the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of CHMI common stock entitled to vote on such matters (the “CHMI Stockholder Approval”), (b) the approval of the issuance of MITT common stock pursuant to the Merger Agreement by the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of MITT common stock at the meeting of the stockholders of MITT (the “MITT Stockholder Approval”), (c) the Registration Statement (as defined below) being declared effective by the SEC, (d) the listing on the NYSE of the shares of MITT common stock, MITT Series D Preferred Stock and MITT Series E Preferred Stock that will be issued in connection with the Merger, (e) the representations and warranties of each of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, (f) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (g) the absence of a material adverse effect with respect to either MITT or CHMI, (h) the delivery of certain tax opinions, documents and certificates, and (i) obtaining certain regulatory approvals arising in connection with the proposed transaction.

The Merger Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties of the parties are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by MITT, on the one hand, and CHMI, on the other hand, and were made solely for purposes of the Merger Agreement. The representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties are primarily intended to establish circumstances in which either of the parties may not be obligated to consummate the Merger, rather than establishing matters as facts. In addition, the Merger Agreement provides that each of MITT and CHMI will, until the Effective Time, use commercially reasonable efforts to operate their respective businesses in all material respects in the ordinary course, preserve substantially intact its current business organization and preserve key business relationships, and maintain all material permits, registrations, licenses and the like. Each of MITT and CHMI is subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring indebtedness.

The Merger Agreement provides for reciprocal “no-shop” provisions, which prohibit each of MITT, CHMI and their respective subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging or facilitating the making of a competing proposal, or (b) engaging in, continuing, or otherwise participating in discussions or negotiations regarding, or furnishing to any other person any information for the purpose of encouraging or facilitating, a competing proposal. The no-shop provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of MITT or CHMI to engage in certain of the foregoing activities under certain circumstances in the event that it receives a bona fide, competing proposal that is, or would reasonably be expected to lead to, a “superior proposal,” that did not result from a material breach of the foregoing restrictions. CHMI and MITT also may not enter into a letter of intent or agreement in principle or other agreement providing for a competing proposal or effect a change of recommendation.

At any time prior to obtaining the requisite stockholder approval, under certain specified circumstances, the board of directors of each of MITT and CHMI may change its recommendation to its stockholders regarding the Merger (with respect to the CHMI board of directors) or the issuance of shares of MITT common stock (with respect to the MITT board of directors), if such board of directors (i) determines in good faith after consulting with its outside legal counsel and independent financial advisor that the failure to do so would reasonably be expected to be inconsistent with such board of directors’ fiduciary duties under applicable law (outside the context of a competing proposal, which is addressed in the following prong (ii)) or (ii) in response to a bona fide unsolicited written competing proposal that such board of directors has determined in good faith (after consultation with its legal and financial advisors) is a “superior proposal,” provided the party intending to make the change of recommendation complies with the procedures set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for both MITT and CHMI, including if there is a failure to complete the Merger on or before March 9, 2027 (provided that such date shall be extended to May 9, 2027, if on such earlier date, the parties have not received certain required regulatory approvals), a failure to obtain the MITT Stockholder Approval or the CHMI Stockholder Approval, a change of recommendation of the other party’s board of directors, acceptance of a superior proposal, or uncured breaches of the Merger Agreement by the other party. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation or the acceptance of a superior proposal, MITT or CHMI, as applicable, would be required to pay the other party a termination fee of, in the case of payment by CHMI, $4,700,000 and, in the case of payment by MITT, $7,990,000.

In the Merger Agreement, MITT has agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the MITT board of directors is increased by two members, and the members of the CHMI board of directors designated by CHMI to serve on the MITT board of directors (“CHMI Director Designees”) are appointed to the MITT board of directors. MITT has further agreed to nominate the CHMI Director Designees to the MITT board of directors at the next annual meeting following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, AG MIT, LLC, a subsidiary of MITT (the “Voting Party”), also entered into a Voting and Support Agreement with CHMI (the “Voting Agreement”). Pursuant to the Voting Agreement, among other things, the Voting Party agreed to vote all shares of CHMI common stock owned of record or beneficially held by the Voting Party, consisting of 734,800 shares (the “Voting Shares”), in favor of (a) (i) the approval of the Merger Agreement and the Merger and (ii) any proposal to adjourn, recess or postpone the CHMI stockholders meeting to solicit additional proxies if there are not sufficient votes to approve the matters referred to in clause (i); and (b) against any alternative CHMI acquisition proposal. Notwithstanding the foregoing, (A) if the CHMI board of directors has made a CHMI change of recommendation in compliance with the Merger Agreement, then the Voting Party shall not be required to vote or cause to be voted the Voting Shares in favor of the matters described in clauses (a) or (b) and (B) the Voting Party shall retain at all times the right to vote and the right to cause the vote of any Voting Shares in the Voting Party’s sole discretion. The Voting Agreement terminates on the earliest to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to MITT's Management Agreement

Contemporaneously with the execution of the Merger Agreement, and in consideration of MITT Manager’s approximate $20 million cash payment to CHMI stockholders in the Merger, MITT and MITT Manager entered into an amendment (the “MITT Management Agreement Amendment”) to the existing MITT Management Agreement, as amended on April 6, 2020, September 24, 2020, November 22, 2021, and August 8, 2023 (as amended, the “Existing MITT Management Agreement”). The MITT Management Agreement Amendment will become effective automatically upon the closing of the Merger, and will have no force and effect if the Merger does not close. The MITT Management Agreement Amendment makes certain changes to the Existing MITT Management Agreement, including, (i) updating the calculation of the “Equity Hurdle Base” to be based on MITT’s book value immediately after the Effective Time, (ii) updating the income component of the incentive fee from “Adjusted Net Income” to “Earnings Available for Distribution”, (iii) updating the calculation mechanics of the incentive fee to a rolling four quarter basis, (iv) providing that no incentive fee shall be payable with respect to any calendar quarter unless Earnings Available for Distribution for the twelve most recently completed calendar quarters is greater than zero, (v) that the termination fee will be three times the sum of the average annual base management fee and the average annual incentive fee during the prior 24-month period, and (vi) providing that the incentive fee will be calculated quarterly and payable annually. The incentive fee will continue to be payable in cash, or, at the option of MITT’s board of directors, shares of MITT’s common stock or a combination of cash and shares, provided that no more than 50% of the incentive fee may be paid in shares of MITT’s common stock without MITT Manager’s consent.

All other terms and conditions of the Existing MITT Management Agreement remain substantially the same.

The foregoing description of the MITT Management Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MITT Management Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 10, 2026, MITT and CHMI issued a joint press release announcing the execution of the Merger Agreement. On the same day, MITT made available an investor presentation regarding the Merger. A copy of each of the joint press release and the investor presentation is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information (including Exhibit 99.1 and Exhibit 99.2) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
2.1
Agreement and Plan of Merger, dated as of August 9, 2026, by and among TPG Mortgage Investment Trust, Inc., MIT Merger Sub II, LLC, Cherry Hill Mortgage Investment Corporation, Cherry Hill Operating Partnership, LP, and, solely for the limited purposes set forth therein, AG REIT Management, LLC*

10.1	Voting and Support Agreement, dated as of August 9, 2026, by and among Cherry Hill Mortgage Investment Corporation and AG MIT, LLC
10.2	Fifth Amendment to Management Agreement, dated as of August 9, 2026, by and between TPG Mortgage Investment Trust, Inc. and AG REIT Management, LLC
99.1	Joint Press Release, dated August 10, 2026
99.2	Investor Presentation, dated August 10, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. MITT agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Important Additional Information and Where to Find It

In connection with the proposed Merger, MITT expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus of MITT and a joint proxy statement of MITT and CHMI (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about MITT, CHMI, the proposed Merger and related matters. MITT and CHMI also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of CHMI for their consideration. Issuance of MITT stock in the Merger will be submitted to the stockholders of MITT for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of MITT and CHMI, and will contain important information about MITT, CHMI, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or CHMI may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT

PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MITT AND CHMI WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MITT, CHMI AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.mitt.tpg.com. Copies of the documents filed by CHMI with the SEC are also available free of charge on CHMI’s website at www.chmireit.com.

Participants in the Solicitation Relating to the Merger

MITT, CHMI and certain of their respective directors and executive officers and certain other affiliates of MITT and CHMI may be deemed to be participants in the solicitation of proxies from the common stockholders of CHMI and MITT in respect of the proposed Merger. Information regarding CHMI and its directors and executive officers and their ownership of common stock of CHMI can be found in CHMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 5, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on April 21, 2026. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on March 16, 2026. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or CHMI, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. MITT and CHMI intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding MITT and CHMI include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: MITT’s and CHMI’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from CHMI’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and CHMI management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and CHMI’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or CHMI’s common stock. Additional risks and uncertainties related to MITT’s and CHMI’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in MITT’s and CHMI’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which MITT or CHMI are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by MITT or CHMI on their respective websites or otherwise. Neither MITT nor CHMI undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026	TPG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary